UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Form 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 2, 2021 (May 25, 2021)

Capstar Special Purpose Acquisition Corp.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39362	84-4730610
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 West 14th Street, Austin, TX 78701

(Address of Principal Executive Offices) (Zip Code)

(512) 340-7800

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered or to be registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A Common Stock and one-half of one Warrant	CPSR.U	The New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	CPSR	The New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	CPSR WS	The New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).                                 Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed in the Current Report on Form 8-K filed on May 24, 2021 by Capstar Special Purpose Acquisition Corp. (the “Company”), on April 12, 2021, the staff of the Securities and Exchange Commission (the “SEC”) issued a public statement entitled “Staff Statement on Accounting and Reporting Considerations for Warrants issued by Special Purpose Acquisition Companies (“SPACs”)” (the “Staff Statement”). In the Staff Statement, the SEC staff expressed its view that certain terms and conditions common to SPAC warrants may require the warrants to be classified as liabilities rather than equity on a SPAC’s balance sheet. Since their issuance on July 7, 2020, the outstanding warrants (“Warrants”) to purchase common stock of the Company were accounted for as equity within the Company’s balance sheet. As a result of the Staff Statement, the Company required additional time to evaluate its financial statements for the year ended December 31, 2020 and for the quarter ended March 31, 2021, and did not timely file its Quarterly Report on Form 10-Q for the quarter ended March 31, 2021 (the “Form 10-Q”).

On May 25, 2021, the Company received a notice (the “Notice”) from the NYSE Regulation department at the New York Stock Exchange (the “NYSE”) stating that the Company is not in compliance with Section 802.01E of the NYSE Listed Company Manual (the “Rule”) because it had not timely filed the Form 10-Q with the SEC. The Rule requires listed companies to timely file all required periodic financial reports with the SEC. The Notice provides that the Company has six months from its due date to file the Form 10-Q.

The Notice has no immediate effect on the listing or trading of the Company’s securities. However, if the Company fails to timely regain compliance with the Rule, the Company’s securities will be subject to delisting from the NYSE. The Company has worked diligently with an independent valuation expert to finalize the valuation of the Warrants and with its independent registered public accounting firm to file an amendment to the Annual Report on Form 10-K for the year ended December 31, 2020 and the Form 10-Q, both of which will reflect the reclassification of the Warrants as liabilities and which the Company will file as soon as practicable after the date hereof.

Item 8.01. Other Events.

On June 2, 2021, the Company issued a press release announcing its receipt of the Notice. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

99.1	Press release, dated June 2, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTAR SPECIAL PURPOSE ACQUISITION CORP.

Date: June 2, 2021	/s/ R. Steven Hicks
Name: R. Steven Hicks
Title: Chairman, Chief Executive Officer and Chief Financial Officer